Exhibit 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF
		1	3

2. AMENDMENT/MODIFICATION NO. 042	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ASNET
ALAINA EARL Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13)
SUPPLIER CODE: 000389122	FACILITY CODE		04/23/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule	Net Increase: [*]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	Monthly Fuel Adjustment Clause
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	D. OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

In accordance with contract ACN-13-FX and the “Fuel Adjustment” section, the following Line Haul Rate (fuel) for the Day Network as set out in Attachment 10 is modified for performance during the period of June 1, 2015 to June 28, 2015 (Operating Period 21) as follows:

From:

[*] per cubic foot

To:

[*] per cubic foot

This is an increase of [*].

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED 1-26-16	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 1/28/16

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET			REQUISITION NO.	Page 2	Of 3
CONTRACT/ORDER NO. ACN-13-FX/042	AWARD/ EFFECTIVE DATE See Block 16C	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

[*]

This modification also incorporates Operating Period 24 (September) Scheduled Charters into the ACN-13-FX contract, with the following conditions:

A) Once the Charters are scheduled they cannot be canceled.

B) All Service and Scan penalties (reductions in payment) will be eliminated for Operating Period 24 in which these ¿Scheduled Charters¿ will operate.

C) Volume will be inducted into the network at the Memphis Hub and will incur appropriate tier pricing and will be processed normally.

FedEx will notify the Postal Service if the Tender requirement is different than what is currently in the contract. Delivery does not change.

Payments for said charters will be paid as part of the Operating Period reconciliation.

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Delivery: 06/01/2015

Discount Terms:

See Schedule

Accounting Info:

BFN: 670167

FOB: Destination

Period of Performance: 12/01/2014 to 09/30/2020

Change Item 1 to read as follows:

1	Day Network Account Number: 53503				[*]

Delivery Location Code: 18310M WASHINGTON D DC NOM WASHINGTON DC NOM USPS 475 LENFANT PLZ SW RM 6631 WASHINGTON DC 202606631 Continued...

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	PAGE 3	OF 3

CONTRACT/ORDER NO. ACN-13-FX/042	AWARD/ EFFECTIVE DATE See Block 16C	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
7

Amount: [*]

This is for estimation purposes only and is not a guarantee of contract value.

Change Item 7 to read as follows:

Scheduled Charter Option

Account Number: 53703

Delivery Location Code: 18310M

USPS SHARED NETWORKS

475 LENFANT PLZ SW RM 7900

WASHINGTON DC 20260-6631

Amount: [*]

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FedEx Scheduled Charters—SEPTEMBER Operating Period Weeks 1 (Aug 31 - Sept 6)
Location	Days operated	Cubic Feet Requested	TUE	WED	THU	FRI	SAT	SUN	Week	A/C Type	Rate	Weekly Rate
EWR	TUES, THU, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
FLL	TUES, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
TPA	SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
LAX	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
LAX	THU, SAT, SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A310	[*]	[*]
SLC	TUE, THU, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
PHL	TUE, THU, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
PHX	TUES, SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A300	[*]	[*]
OAK	TUE, SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A300	[*]	[*]
Total			[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]		[*]

FedEx Scheduled Charters—SEPTEMBER Operating Period Week 2 (Sept 7 - Sept 12)

Location	Days operated	Cubic Feet Requested	TUE	WED	THU	FRI	SAT	SUN	Week	A/C Type	Rate	Weekly Rate
EWR	WED, THU, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
FLL	WED, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
LAX	WED	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
LAX	THU, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A300	[*]	[*]	Rate Corrected
LAX	THU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]
LAX	THU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-11	[*]	[*]
LAX	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A300	[*]	[*]
LAX	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A300	[*]	[*]
OAK	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A300	[*]	[*]
OAK	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A300	[*]	[*]
LAX	SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A310	[*]	[*]	Rate Corrected
SLC	WED, THU, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
IAD	WED	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
PHL	THU, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
PHX	WED, SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A300	[*]	[*]
OAK	WED, SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A300	[*]	[*]
TPA	SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
Total			[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]		[*]

FedEx Scheduled Charters—SEPTEMBER Operating Period Weeks 3 (Sept 13 - Sept 19)

Location	Days operated	Cubic Feet Requested	TUE	WED	THU	FRI	SAT	SUN	Week	A/C Type	Rate	Weekly Rate
EWR	TUES, THU, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
FLL	TUES, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
TPA	SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
LAX	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
LAX	THU, SAT, SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A310	[*]	[*]
SLC	TUE, THU, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
PHL	TUE, THU, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
PHX	TUES, SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A300	[*]	[*]
OAK	TUE, SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A300	[*]	[*]
Total			[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]		[*]

FedEx Scheduled Charters—SEPTEMBER Operating Period Week 4 (Sept 20 - Sept 27)

Location	Days operated	Cubic Feet Requested	TUE	WED	THU	FRI	SAT	SUN	Week	A/C Type	Rate	Weekly Rate
EWR	TUES, THU, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
EWR	SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
FLL	TUES, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
TPA	SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
LAX	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
LAX	THU, SAT, SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A310	[*]	[*]
SLC	TUE, THU, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
PHL	TUE, THU, SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
PHX	TUES, SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A300	[*]	[*]
OAK	TUE, SUN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A300	[*]	[*]
Total			[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]		[*]

												[*]		[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.